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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2004	Commission File Number: 0-27441

XM SATELLITE RADIO HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	54-1878819 (IRS Employer Identification Number)
1500 Eckington Place, N.E. Washington, D.C. 20002-2194 (Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (202) 380-4000

EXPLANATORY NOTE

Item 5.    Other Events.

        On January 14, 2004 we filed a preliminary prospectus supplement (the "Prospectus Supplement") with the Securities Exchange Commission (the "SEC") in connection with a proposed offering of 18,000,000 shares of our Class A common stock, par value $.01 per share, of which 7,000,000 shares will be sold by us and 11,000,000 shares will be sold by certain selling stockholders. The Prospectus Supplement was filed pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to (i) a universal shelf registration statement on Form S-3 (Reg. No. 333-89132) originally filed with the SEC on May 24, 2002, amended on June 21, 2002, and amended by post-effective amendment on April 28, 2003; (ii) a shelf registration statement on Form S-3 (Reg. No. 333-106824) originally filed with the SEC on July 3, 2003 and amended on August 8, 2003; and (iii) a shelf registration statement on Form S-3 (Reg. No. 333-102966) originally filed with the SEC on February 4, 2003, amended on April 25, 2003 and amended by post-effective amendment on August 8, 2003.

        A copy of certain information included in the Prospectus Supplement is filed as Exhibit 99.1 to this Current Report on Form 8-K. The attached portions of the Prospectus Supplement contain updated information about us and our business, including without limitation, the information set forth under the captions "Prospectus Supplement Summary," "Risk Factors," "Use of Proceeds," "Capitalization," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business," "Management," "Executive Compensation and Other Information," "Certain Relationships and Related Party Transactions," "Principal and Selling Stockholders" and "Description of Capital Stock," which is incorporated herein as part of this Current Report on Form 8-K.

        Except for any historical information, the matters we discuss in this Current Report on Form 8-K concerning our company contain forward-looking statements. Any statements in this Current Report on Form 8-K that are not statements of historical fact are intended to be, and are "forward-looking statements" under the safe harbor provided by Section 27(a) of the Securities Act. Without limitation, the words "anticipates," "believes," "estimates," "expects," "intends," "plans" and similar expressions are intended to identify forward-looking statements. The important factors discussed herein as well as factors identified in our filings with the SEC and those presented elsewhere by management from time to time, could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report on Form 8-K.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit	Description
99.1	Certain information included in the Prospectus Supplement

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XM SATELLITE RADIO HOLDINGS INC.
Date: January 14, 2004	By:	/s/ JOSEPH M. TITLEBAUM Joseph M. Titlebaum Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Certain information included in the Prospectus Supplement

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EXPLANATORY NOTE
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EXHIBIT INDEX